SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|   Definitive Information Statement

                                 SURF GROUP INC.
                         Suite 1300 One Riverfront Plaza
                                 Newark NJ 07102
                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                 SURF GROUP INC.

c/o Sills Cummis et al.
One Riverfront Plaza
Newark, NJ 07102

                              INFORMATION STATEMENT

                                JANUARY [20], 2003

This Information Statement is being furnished to shareholders of Surf Group Inc., a New York corporation (the "Company"), to advise them of corporate action taken without a meeting by less than unanimous written consent of stockholders to amend our Certificate of Incorporation to change our name to tds (Telemedicine) Inc. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement.

Our Board of Directors fixed the close of business on January 6, 2003 as the record date for the determination of stockholders entitled to vote on the proposal to amend our Certificate of Incorporation as described above. On January 6, 2003 there were 65,521,296 shares of our common stock issued and outstanding. The proposed amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon. Each share of common stock is entitled to one vote on the proposed amendment.

The Board of Directors, by written consent on January 6, 2003, has approved, and shareholders holding 39,381,120 (approximately 60%) of our outstanding voting shares on January 6, 2003, have consented in writing, to the amendment. Accordingly, all corporate actions necessary to authorize the amendment have been taken. In accordance with the regulations under the Securities Exchange Act of 1934, the authorization of the amendment to our Certificate of Incorporation by the Board of Directors and the shareholders will not become effective until 20 days after we have mailed this Information Statement to our shareholders. Promptly following the expiration of this 20-day period, we intend to file the amendment to our Certificate of Incorporation with the New York Department of State. The change of our name to tds (Telemedicine) Inc. will become effective at the time of such filing which is expected to be on or before February [10], 2003.

Our executive offices are located at [address].

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This Information Statement is first being sent or given to the holders of our outstanding common stock, our only class of voting securities outstanding, on or about January [20], 2003 . Each holder of record of shares of our common stock at the close of business on January 6, 2003 is entitled to receive a copy of this Information Statement.


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

AMENDMENT OF CERTIFICATE OF INCORPORATION

Our board of directors and shareholders holding a majority of our outstanding voting shares have approved an amendment to our Certificate of Incorporation to change the name of the Company to tds (Telemedicine) Inc. The form of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

We believe that it is in the best interest of the Company and our shareholders to continue our operations under a new name. The Company has recently acquired tds (Telemedicine) Inc., a dermatological telemedicine company and at this time, our operations consist solely of the operations of tds (Telemedicine) Inc. Our board believes that the Company would benefit from a name that reflects our current business.

Upon the filing of the Certificate of Amendment, common stock certificates that previously represented stock of the Company in the name of Surf Group, Inc. shall be deemed to represent shares of tds (Telemedicine) Inc., without any further action by the common stockholders of the Company or any other party. Notwithstanding the foregoing, it is requested that stockholders exchange their existing certificates for certificates bearing the name tds (Telemedicine) Inc. In connection with the name change, we will obtain a new trading symbol and CUSIP number.

NO DISSENTERS' RIGHTS

Under the New York Business Corporation Law, holders of our voting securities are not entitled to dissenters' rights with respect to the amendment to our Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 6, 2003 with respect to the beneficial ownership of shares of our common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock,
(ii) each director and executive officer, and (iii) all executive officers and directors as a group:

Name and Address of                                       Amount and Nature of
Beneficial Owner                     Title of Class       Beneficial Ownership         Percentage of Class
Roger Albert Coomber (1)          Common stock, par            20,148,488                    30.8%
The Old Schoolhouse             value $.001 per share
24A Horncastle Road
Boston
PE21 9BU

Keith Freeman (2)                 Common stock, par            14,653,440                    22.4%
Kingfisher                      value $.001 per share
Wickenby
Lincoln, LN3 5AB

Robin Alistair Waterer &          Common stock, par             4,579,200                    7.0%
Florence Marie                  value $.001 per share
Camille Waterer
1 Templar Street
London, SE5 9JB

----------
(1) Mr. Coomber disclaims beneficial ownership of the 144,333 shares held by his son J.A. Coomber and 144,333 shares held by his son Stephen R. Coomber.

(2) Mr. Freeman disclaims beneficial ownership of the 152,640 shares held by K and S.E. Freeman.


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

Name and Address of                                       Amount and Nature of
Beneficial Owner                    Title of Class        Beneficial Ownership         Percentage of Class
Simon A M Leatham                   Title of Class                  0                          0
c/o tds (Telemedicine)
Ltd., Ducie House,
Ducie Street,
Manchester M1 2JW

All officers and                  Common stock, par             39,381,120                   60.1%
directors as a                  value $.001 per share
group (4 persons)

WHERE YOU CAN FIND MORE INFORMATION

We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to:

-     our Registration Statement on Form 10-KSB for the year ended October 31,
      2002;

-     our Quarterly Reports on Form 10-QSB for the quarter ended July 31, 2001;
      and

-     our current report on Form 8-K filed on January 3, 2003.

You can review these filings at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC 0330 for further information on the public reference room. These filings are also available electronically on the World Wide Web at http://www.sec.gov.


         January [20], 2003           By the Order of the Board of Directors


                                    By: /s/Roger Coomber
                                       --------------------
                                    Roger Coomber
                                    Chief Executive Officer


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

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                       TO THE CERTIFICATE OF INCORPORATION

                                       OF

                                SURF GROUP, INC.

      UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW THE UNDERSIGNED, being the Chief Executive Officer of SURF GROUP, INC., hereby certifies:

The name of the corporation is Surf Group, Inc. (the "Corporation").

1. The certificate of incorporation of said Corporation was filed by the Department of State on the 30th day of November, 2000.

2. The certificate of incorporation of the Corporation, as heretofore amended, is hereby further amended to change the name of the Corporation to tds (Telemedicine) Inc.

3. To accomplish the foregoing, Article First of the certificate of incorporation relating to the name of the Corporation is hereby amended to read as follows:

"FIRST: The name of the corporation is tds (Telemedicine) Inc.

4. The foregoing amendment to the Certificate of Incorporation of the Corporation has been duly authorized by the unanimous written consent of the Board of Directors of the Corporation, followed by the vote of the holders of at least a majority of all outstanding shares of the Corporation entitled to vote on said amendment to the Certificate of Incorporation.

IN WITNESS WHEREOF, I have signed this certificate on the _____ day of ________, 2003, and I affirm the statements contained herein as true under penalties of perjury.

Roger A. Coomber, Chief Executive Officer


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